UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 12, 2018, Financial Institutions, Inc. (the “Company”) received a notice from the Financial Institutions, Inc. 401(k) Plan (the “Plan”) pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 informing the

Company of an impending blackout under the Plan.  On September 14, 2018, the Company delivered to its directors and executive officers (collectively, the “Section 16 Insiders”) a notice contemplated by Rule 104 of Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction) (“Regulation BTR”), to notify the Section 16 Insiders of a “blackout period” as contemplated by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR impacting the Company’s equity securities, including the Company’s common stock, Series A preferred stock and Series B-1 preferred stock, as well as options and other derivatives either convertible into or based on the value of the Company’s equity securities.  The blackout period under the Plan was imposed to implement a change in the Plan’s administrator from Milliman to Vanguard.  During the blackout period, Plan participants will be temporarily unable to move money between funds, change the funds in which the participant invests, or request withdrawals or distributions.  The blackout period covers the Company Stock Fund within the Plan in addition to all additional funds within the Plan.

The blackout period will begin on October 10, 2018 at 4 p.m. Eastern Time and is expected to end during the calendar week of October 21, 2018.  The Company has so advised the Section 16 Insiders.  A copy of the Company’s Notice to the Section 16 Insiders is filed as Exhibit 99.1 to this Form 8-K.

Stockholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) by contacting: William L. Kreienberg, Esq., General Counsel, Financial Institutions, Inc., 220 Liberty Street, Warsaw, New York 14569.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers of Financial Institutions, Inc. dated September 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: September 14, 2018	By:	/s/ Kevin B. Klotzbach
Executive Vice President, Chief Financial Officer
and Treasurer